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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      January 31, 1997
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                                  ADAPTEC, INC.
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               (Exact name of registrant as specified in charter)

         CALIFORNIA                0-15071                   94-2748530
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(State or other jurisdiction    (Commission                 (IRS Employer
     of incorporation)          File Number)             Identification No.)


691 S. MILPITAS DRIVE, MILPITAS, CALIFORNIA                      95035
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (408) 945-8600
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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ITEM 9.  Sale of Equity Securities Pursuant to Regulation S.

        On January 31, 1997, Adaptec, Inc., a California corporation (the "Company"), completed the sale of $230,000,000 aggregate principal amount of its 4 3/4% Convertible Subordinated Notes due 2004 (the "Notes"). Interest on the Notes is payable semi-annually on February 1 and August 1 of each year, commencing on August 1, 1997. The Notes are convertible, in whole or in part, at the option of the holder at any time from and after May 1, 1997 and prior to the close of business on February 1, 2004, unless previously redeemed, into shares of the Company's common stock ("Common Stock"), at a conversion price of $51.66 per share, subject to adjustment in certain circumstances. The Notes are redeemable at the Company's option at any time from and after February 3, 2000 at the redemption prices specified therein, together with accrued and unpaid interest thereon to the date of redemption. Moreover, if a "Change-in-Control" (as defined in the Indenture for the Notes) of the Company were to occur, each holder of Notes would be entitled to require the Company to purchase its Notes, in whole or in part, at a purchase price equal to 101% of the principal amount thereof, together with accrued and unpaid interest thereon to the date of purchase. No sinking fund is provided for the Notes, which are general unsecured obligations of the Company, subordinated in right of payment to all "Senior Indebtedness" (as defined in the Indenture for the Notes) of the Company and effectively subordinated in right of payment to the prior payment in full of all indebtedness and other liabilities of the Company's subsidiaries.

        The Notes were sold by the Company to Bear, Stearns & Co., Inc., Lehman Brothers, Robertson, Stephens & Company LLC and Unterberg Harris, as initial purchasers (collectively, the "Initial Purchasers"), in an unregistered private placement conducted pursuant to Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The discount to the Initial Purchasers was 2.65% of the principal amount of the Notes purchased (or an aggregate of $6.1 million).

        The Company has been advised that the Initial Purchasers subsequently resold the Notes in the United States to "qualified institutional buyers" in reliance on Rule 144A under the Securities Act and outside of the United States in offshore transactions to investors in reliance on Regulation S under the Securities Act. In addition, the Company has been advised that the Initial Purchasers have resold a portion of the Notes in the United States to a limited number of institutions that are "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 1997               ADAPTEC, INC.


                                     /s/ CHRISTOPHER G. O'MEARA
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                                     Christopher G. O'Meara,
                                     Vice President and Treasurer



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